CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our financials for the period ended December 31, 1997 included in the Form 10-SB/A and incorporated by reference in the registration statement of Harbor Town Holding Group I, Inc.



                              Sweeney, Gates & Co.

Lake Worth, FL
November 19, 1997